UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): April 15, 2010

PRIMERICA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34680	27-1204330
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3120 Breckenridge Blvd.

Duluth, Georgia 30099

(Address of Principal Executive Offices)

(770) 381-1000

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.	Election of Directors

On April 15, 2010, the election of Messrs. Michael E. Martin and Daniel Zilberman as members of the Board of Directors of Primerica, Inc. (“Primerica”) became effective, pursuant to the arrangements described in Item 8.01 below. The information otherwise required to be set forth in this Item 5.02 was previously set forth in Primerica’s Registration Statement on Form S-1, initially filed with the Securities and Exchange Commission on November 5, 2009, as last amended on March 31, 2010, relating to its initial public offering of common stock, and such information is incorporated herein by reference. The text of “Item 8.01. Other Events” is incorporated herein by reference.

Item 8.01.	Other Events

On April 15, 2010, Primerica, Inc. announced the closing of the previously reported sale by a subsidiary of Citigroup Inc. (“Citigroup”) to private equity funds managed by Warburg Pincus LLC (“Warburg Pincus”) of approximately 16.4 million shares of Primerica common stock for a purchase price of $230 million. The sale included warrants issued by Primerica and exercisable for approximately 4.1 million additional shares of Primerica common stock, with a seven year term and an exercise price of $18 per share. The sale occurred pursuant to the Securities Purchase Agreement dated as of February 8, 2010 among the Warburg Pincus funds, Primerica and the Citigroup subsidiary (the “Securities Purchase Agreement”), which agreement is described in the above-mentioned Registration Statement on Form S-1.

As a consequence of the closing of the Warburg Pincus investment, and in accordance with the Securities Purchase Agreement, the election of Messrs. Michael E. Martin and Daniel Zilberman to Primerica’s board of directors (which election was subject to and effective upon the closing of the Warburg Pincus investment, all as previously described in the above-mentioned Registration Statement on Form S-1) has become effective and Messrs. Martin and Zilberman have commenced their service as members of Primerica’s board of directors.

A copy of the Securities Purchase Agreement and the form of warrant are attached hereto as Exhibits 99.1 and 99.2, respectively. The foregoing summary of the Securities Purchase Agreement and the warrants is not complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement and the form of warrant, which are incorporated herein by reference. A copy of a press release dated April 15, 2010 announcing these events is attached hereto as Exhibit 99.3.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Securities Purchase Agreement, dated February 8, 2010, by and among Citigroup Insurance Holding Corporation, Primerica, Inc., Warburg Pincus Private Equity X, L.P. and Warburg Pincus X Partners, L.P. (Incorporated by reference to Exhibit 2.1 to Primerica’s Registration Statement (Registration No. 333-162918) on Form S-1/A filed on March 17, 2010).

99.2	Form of Warrant Certificate (Incorporated by reference to Exhibit 4.1 to Primerica’s Registration Statement (Registration No. 333-162918) on Form S-1/A filed on March 3, 2010).

99.3	Press Release dated April 15, 2010 – Citigroup Completes Sale of $230 Million in Common Stock of Primerica to Warburg Pincus

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2010	PRIMERICA, INC.

/s/ Peter W. Schneider
Peter W. Schneider
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Securities Purchase Agreement, dated February 8, 2010, by and among Citigroup Insurance Holding Corporation, Primerica, Inc., Warburg Pincus Private Equity X, L.P. and Warburg Pincus X Partners, L.P. (Incorporated by reference to Exhibit 2.1 to Primerica’s Registration Statement (Registration No. 333-162918) on Form S-1/A filed on March 17, 2010).

99.2	Form of Warrant Certificate (Incorporated by reference to Exhibit 4.1 to Primerica’s Registration Statement (Registration No. 333-162918) on Form S-1/A filed on March 3, 2010).

99.3	Press Release dated April 15, 2010 – Citigroup Completes Sale of $230 Million in Common Stock of Primerica to Warburg Pincus

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